Exhibit 10.9
               Amended and Restated Employment Agreement Between
               Federal Trust Corporation and James V. Suskiewich



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                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                                  BY AND AMONG
                               FEDERAL TRUST BANK,
                            FEDERAL TRUST CORPORATION
                                       AND
                               JAMES V. SUSKIEWICH


         THIS EMPLOYMENT AGREEMENT ("Agreement") is being entered into by and among Federal Trust Bank, a federally chartered stock savings bank which has its principal office in Winter Park, Florida ("Bank"), Federal Trust Corporation, a Florida corporation ("Corporation") and James V. Suskiewich ("Employee").

                                   WITNESSETH:

         WHEREAS, the Employee is the President and Chief Executive Officer of the Bank and has developed an intimate and thorough knowledge of the Bank's business methods and operations;

         WHEREAS, the Corporation's primary subsidiary is the Bank;

         WHEREAS, the retention of the Employee's services for and on behalf of the Bank is of material importance to the preservation and enhancement of the value of both the Bank's and the Corporation's business; and

         WHEREAS, the Employee, the Bank, through its Board of Directors, and the Corporation, through its Chief Executive Officer and President, have agreed to enter into this Agreement in order to update and clarify Employee's relationship with the Bank and to comply with current government regulations;

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the Bank, the Corporation and the Employee do hereby agree as follows:


                              I. TERM OF EMPLOYMENT

         Section 1.1 The term of employment is for three years, unless extended as provided in this Section. The Bank shall employ the Employee as its President and Chief Executive Officer, as hereinafter provided, and the Employee hereby accepts said employment and agrees to render such services to the Bank on the terms and conditions set forth in this Agreement commencing on the Effective Date as defined in Section 8.5 herein and terminating September 30, 1998, unless further extended or terminated in accordance with the terms and conditions hereinafter set forth. During the term of this Agreement, the Employee agrees to perform such duties as are customarily performed by one holding the position of President and Chief Executive Officer of a financial institution. The Bank's Board of Directors shall review this Agreement and the Employee's performance on or before September 15, 1996, and annually thereafter, in order to determine whether to extend this Agreement. The decision to extend the term of this



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Agreement for an additional  year is within the sole  discretion of the Board of
Directors. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         Section 1.2 During the term of this Agreement, the Employee shall perform such executive services for the Bank as may be consistent with his titles and from time to time be assigned to him by the Bank's Board of Directors. The Employee shall devote his best efforts, including such portion of his time and effort to the affairs and business of the Bank as is customarily provided by a President and Chief Executive Officer of a financial institution.

         Section 1.3 The services of the Employee shall be rendered principally in Winter Park, Florida, but he shall do such traveling on behalf of the Bank as may be reasonably required.


                           II. COMPETITIVE ACTIVITIES

         Section 2.1 Employee agrees that during the term of his employment hereunder, except with the express consent of the Bank's Board of Directors, he will not, directly or indirectly, engage or participate in, become a director of, or render advisory or other services for, or in connection with, or become interested in, or make any financial investment in any firm, corporation, business entity or business enterprise competitive with or to any business of the Bank; provided, however, that the Employee shall not thereby be precluded or prohibited from owning passive investments, including investments in the securities of other financial institutions, so long as such ownership does not require him to devote substantial time to management or control of the business or activities in which he has invested.

         Section 2.2 Employee agrees and acknowledges that by virtue of his employment hereunder, he will maintain an intimate knowledge of the activities and affairs of the Bank, including trade secrets and other confidential matters. As a result, also because of the special, unique, and extraordinary services that the Employee is capable of performing for the Bank or one of their competitors, the Employee recognizes that the services to be rendered by him hereunder are of a character giving them a peculiar value, the loss of which cannot be adequately or reasonably compensated for by damages. Employee, therefore, agrees that during the term of this Agreement, and for a period of six (6) months after either a voluntary termination by the Employee (except for a termination effected pursuant to the provisions of Section 7.10 herein) or due to a termination resulting from termination of the Employee for cause, the Employee shall not:

         (a) divulge any matter pertaining to the activities and affairs of the Bank, including without limitation, trade secrets and other confidential matters except as may be required by law; and

         (b) become employed, directly or indirectly, whether as an employee, independent contractor, consultant, or otherwise, in the financial services industry with any business enterprise or business entity competitive with or to any business of the Bank, which either maintains offices or does business in Orange County, Florida.


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         Employee  agrees that breach of any of these  covenants by the Employee shall constitute irreparable harm to the Bank for which the Bank does not have an adequate remedy at law, and that Bank is, therefore, entitled to immediate injunctive or other equitable relief to restrain the Employee from violating the provisions of this Agreement. The right to such injunctive and equitable relief shall survive the termination for cause of the Employee by the Bank or the voluntary termination of this Agreement by the Employee except if such termination is affected pursuant to the provisions of Section 7.10 herein.

         Employee hereby agrees that the duration of the anticompetitive covenant set forth herein is reasonable, and its geographic scope not unduly restrictive.


                                III. COMPENSATION

         Section 3.1 The Bank will compensate and pay the Employee for services during the term of the Agreement at a minimum base salary of $120,000 per year for the year ending December 31, 1995, with annual salary increases, if any, thereafter in an amount determined by the Board of Directors.

         Section 3.2 At such time as the Bank meets the "Well-Capitalized" definition under federal banking regulations, and quarterly after-tax earnings equal or exceed 0.50 percent of average quarterly assets on an annualized basis, the Bank shall pay to the Employee a bonus ("Quarterly Bonus") equal to three percent (3%) of the Bank's quarterly net income before taxes (excluding extraordinary gains or losses). Quarterly Bonus amounts shall be determined as of the close of each of the Bank's fiscal quarters and shall be paid to the Employee within 45 days of each quarter-end. Aggregate Quarterly Bonuses in any one fiscal year shall not exceed the amount of Employee's annual base salary for such fiscal year.

         Section 3.3 Employee may be granted an annual performance bonus by the Bank's Board of Directors on a subjective basis which, amongst other criteria, will consider the Employee's performance and the performance of the Bank. Any bonuses awarded the Employee by the Bank from time to time shall not be considered as nor constitute part of the Employee's base compensation for the purposes of this Agreement.

               IV. PARTICIPATING IN RETIREMENT AND MEDICAL PLANS,
                          LIFE INSURANCE AND DISABILITY

         Section 4.1 Except as otherwise stated herein, the Employee shall be entitled to participate in and receive the benefits of any plans of the Bank relating to pension, profit-sharing, ESOP, or other retirement benefits.

         Except as otherwise stated herein, the Employee shall also be entitled to participate in and receive the benefits of any plans of Bank relating to medical coverage or reimbursements that the Bank may adopt for the benefit of their employees. The Bank shall also provide hospitalization coverage and expenses for the Employee and his spouse.

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         Section 4.2 (a) If the Employee shall become disabled or  incapacitated to the extent that he is unable to perform his duties as President and Chief Executive Officer of Bank, he shall nevertheless continue to receive the following percentages of his compensation, exclusive of any benefits which may be in effect for employees of the Bank, under Section 4.1 of this Agreement for the following periods of his disability: 100% for the first six (6) months and 75% thereafter for the remaining term of this Agreement. Upon returning to active duties, the Employee's full compensation as set forth in this Agreement shall be reinstated. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Section
3.1 of this Agreement) shall be reduced in proportion to the time spent in said employment.

            (b) There shall be deducted from the amounts paid to the Employee hereunder during any period of disability, as described in Section 4.2(a) herein, any amounts actually paid to the Employee pursuant to any disability insurance or other similar such program which the Bank has instituted or may institute on behalf of their employees for the purpose of compensating employees in the event of disability.

            (c) For the purpose of this Agreement, the Employee shall be deemed disabled or incapacitated if the Employee, due to physical or mental illness, shall have been absent from his duties with the Bank, on a full-time basis for three (3) consecutive months; provided that, if the Employee shall not agree with a determination to terminate him because of disability or incapacity, the question of the Employee's ability shall be submitted to an impartial and reputable physician selected by the parties hereto and such physician's determination on the question of disability or incapacity shall be binding.


                     V. ADDITIONAL COMPENSATION AND BENEFITS

         Section 5.1 During the term of this Agreement, the Employee will be entitled to participate in and receive the benefits of any stock option, stock ownership, profit-sharing, or other plans, benefits and privileges given to employees and executives of the Bank which are currently in effect at the execution of this Agreement or which may come into existence thereafter to the extent the Employee is otherwise eligible and qualifies to so participate in and receive such benefits or privileges. The Bank or the Corporation shall not make any changes in such plans, benefits or privileges which would adversely affect the Employee's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers (Vice President or above) of the Bank and does not result in a proportionately greater adverse change in the rights of or benefits to the Employee as compared with any other executive officer of the Bank. Nothing paid to the Employee under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Employee pursuant to Section 3.1 herein.

         Section 5.2 Employee agrees to maintain his minimum capital stock investment in the Corporation ($50,000 stock purchase made in _________, 1993 for as long as this Agreement remains in effect. Upon voluntary termination for good reason as defined in Section 7.10(a) involuntary termination (other than for just cause as defined herein or as provided in Sections 7.5, 7.7 and 7.7) the Corporation agrees to repurchase from the Employee at book value or the fair


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market  value,  whichever is greater,  any capital stock which he may own in the
Corporation.   In  the  event  the  Corporation  is  dissolved,   liquidated  or
reorganized where the Bank is the surviving entity, and the Employee voluntarily terminates his employment for good reason or is involuntarily terminated (other than for just cause), the Bank agrees to repurchase from the Employee at book value or the fair market value, whichever is greater, any capital stock which he may then own in the Bank; provided, however, that such repurchase shall not be required to the extent that, the repurchase would cause the Bank to fail to meet its minimum capital requirements.

         Section 5.3 Employee shall be entitled to four (4) weeks paid vacation.

                                  VI. EXPENSES

         Section 6.1 The Bank shall reimburse the Employee or otherwise provide for or pay for all reasonable expenses incurred by the Employee in furtherance or in connection with the business of the Bank including, but not by way of limitation, automobile and traveling expenses, and all reasonable entertainment expenses (whether incurred at the Employee's residence, while traveling, or otherwise), subject to such reasonable limitations as may be established by the Bank's Board of Directors.

         Section 6.2 The Bank shall provide the Employee with an automobile for transportation during the term of employment.


                                VII. TERMINATION

         Section 7.1 The Bank shall have the right, at any time upon prior written notice of termination satisfying the requirements of Section 7.10(c) hereunder, to terminate the Employee's employment hereunder, including termination for just cause. For the purpose of this Agreement, termination for just cause shall mean termination for personal dishonesty, incompetence, willful misconduct, material breach of fiduciary duty, intentional failure to perform the duties stated in this Agreement, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), willful violation of a final cease-and-desist order, willful or intentional breach or negligence or misconduct in the performance of such duties or material breach of any provision of this Agreement as determined by a court of competent jurisdiction or in final agency action by a federal or state regulatory agency having jurisdiction over the Bank. For purposes of this Section, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Bank; provided that any act or omission to act by the Employee in reasonable reliance upon an opinion of counsel to the Bank shall not be deemed to be willful.

         Section 7.2 In the event the Employee is terminated for just cause pursuant to Section 7.1 herein, the Employee shall have no right to compensation or other benefits for any period after such date of termination. If the Employee is terminated by the Bank other than for just cause pursuant to Section 7.1 herein, and other than in connection with a change in control of the Bank, as defined herein, the Employee's right to compensation and other benefits under


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this Agreement shall be as set forth in Sections 7.10(e) and (f) herein.  In the event the Employee is terminated by the Bank but in connection with a change in control of the Bank as defined herein, the Employee's right to compensation and other benefits under this Agreement shall be as set forth in Sections 7.10(d)(e) and (f) herein.

         Section 7.3 Employee shall have the right, upon prior written notice of termination of not less than thirty (30) days satisfying the requirements of
Section 7.10(c) herein, to terminate his employment hereunder, but in such event, the Employee shall have no right after the date of termination to compensation or other benefits as provided in this Agreement, unless such termination is for "good reason", as defined, in Section 7.10(a) herein. If the Employee provides a notice of termination for good reason, the date of termination shall be the date on which the notice of termination is given.

         Section 7.4 If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs pursuant to notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. Section 1818[e][3] and Section 1818[g][1]), Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may, in its discretion: (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         Section 7.5 If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or Section 8(g)(1) of the FDIA (12 U.S.C. Sections 1818[e](4] and [g][1]), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the Employee and the Bank as of the date of termination shall not be affected.

         Section 7.6 All obligations under this Agreement may be terminated pursuant to 12 C.F.R. Section 563.39(b)(5) (except to the extent that it is determined that continuation of the Agreement for the continued operation of Bank is necessary): (i) by the Director of the Office of Thrift Supervision ("OTS"), or his/her designee, at the time the Federal Deposit Insurance Corporation ("FDIC") or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of Bank under the authority contained in
Section 13(c) of the FDIA (12 U.S.C. Section 1823[c]); or (ii) by the Director of the OTS, or his/her designee, at the time the Director or his/her designee approves a supervisory merger to resolve problems related to operation of Bank or when Bank is determined by the Director of the OTS in final agency action to be in an unsafe or unsound condition, but vested rights of the Employee and the Bank as of the date of termination shall not be affected.

         Section 7.7 If Bank is in default, as defined in Section 3(x)(1) of the FDIA (12 U.S.C. Section 1813[x][1]) to mean an adjudication or other official determination by any court of competent jurisdiction, the appropriate federal banking agency or other public authority pursuant to which a conservator, receiver or other legal custodian is appointed for the Bank, all obligations


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under this  Agreement  shall  terminate  as of the date of  default,  but vested rights of the Employee and the Bank as of the date of termination shall be not affected.

         Section 7.8 In the event that the Employee is terminated in a manner which violates any provisions of this Agreement, as determined by a court of competent jurisdiction, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys fees, in challenging such termination. Further, because of economic disparity between the Bank and the Employee, the Bank and the Corporation (jointly and severally) agree to pay for the Employee's reasonable attorneys' fees and costs up to $20,000 to enforce the terms of this Agreement or recovered damages for breach of this agreement as follows; up to $10,000 at the commencement of litigation or the mediation proceedings and up to an additional $10,000 during the course of litigation or the mediation proceedings. In the event the Employee is unsuccessful in his claim or defense, the Employee shall reimburse the Bank and/or the Corporation for any attorney' fees, expenses and costs that have been advanced. If the Employee is successful, any attorneys' fee award will be reduced by the amount of attorney's fees and costs that have been advanced. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

         Section 7.9 This Agreement shall be terminated upon the death of the Employee during the term of this Agreement; provided that, if the Employee has heirs, the estate of the Employee shall be entitled to receive payment in an amount equal to 75% of the Employee's total annual compensation, at the date of death, as herein defined, for the remainder of the term of this Agreement or twenty-four (24) months, whichever is longer. For purposes of this ARTICLE VII annual compensation shall equal the Employee's base salary in effect at the time of termination plus an amount equal to (i) the previous 4 Quarterly Bonus payments made to the Employee, or (ii) 4 times the amount of the most recent Quarterly Bonus payment, whichever is higher. Unless alternative arrangements are made by the Bank and the legal representative of the Employee's estate, such payment shall be made in one installment due and payable within thirty (30) days of the Employee's death.

         Section 7.10(a) Employee may terminate his employment hereunder for good reason. For purposes of this Agreement, "good reason" shall mean (i) a failure by the Bank to comply with any material provision of this Agreement, which failure has not been cured within ten (10) days after a notice of such noncompliance has been given by the Employee to the Bank or the Corporation; or
(ii) subsequent to a change in control as defined in Section 7.10(b) herein and without the Employee's express written consent, any of the following shall occur: the assignment to the Employee of any duties inconsistent with the Employee's positions, duties, responsibilities and status with the Bank immediately prior to a change in control of the Bank or the Corporation; a change in the Employee's reporting responsibilities, titles or offices as in effect immediately prior to a change in control of the Bank or the Corporation; any removal of the Employee from, or any failure to re-elect the Employee to, any of such positions, except in connection with a termination of employment for just cause, disability, death, or removal pursuant to Sections 7.1 or 7.5 herein; a reduction by the Bank in the Employee's annual salary as in effect immediately prior to a change in control; the failure of the Bank to continue in effect any bonus, benefit or compensation plan, life insurance plan, health and accident plan or disability plan in which the Employee is participating at the time of a change in control of the Bank or the Corporation, or the taking of any


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action by the Bank which would adversely affect the Employee's  participation in or materially reduce the Employee's benefits under any of such plans, or the transfer of the Employee to any location outside of the Greater Metro Orlando Area or the assignment of substantial duties to the Employee to be completed outside the Greater Metro Orlando Area without the prior consent of the Employee.

            (b) For purposes of this Agreement, a "change in control" shall mean a change in control with respect to either Bank or the Corporation as defined in 12 C.F.R. Section 574.4(a) or (b) of the OTS regulations.

           (c) Any termination of the Employee's employment by the Bank or by the Employee shall be communicated by written notice of termination to the other party hereto. For purposes of this Agreement, a "notice of termination" shall mean a dated notice which shall: (i) indicate the specific termination provision in the Agreement relied upon; (ii) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated; (iii) specify a date of termination, which shall be not less than thirty (30) days nor more than forty-five (45) days after such notice of termination is given, except in the case of Bank's termination of the Employee's employment for just cause pursuant to Section 7.1 herein, in which case the notice of termination may specify a date of termination as of the date of such notice of termination is given; and
(iv) be given in the manner specified in Section 8.3 herein.

         (d) In the event of a change in control as provided in Section 7.10(b) above, the Bank and/or the Corporation shall pay the Employee a special incentive bonus equal to three times the Employee's annual compensation, times the price/book value ratio at which the Bank or the Corporation is acquired.

         (e) If the Employee shall terminate his employment for good reason as defined in of Section 7.10(a)(i) herein, or if the Employee is terminated by the Bank for other than just cause pursuant to Section 7.1 herein, then in lieu of any further salary payments to the Employee for periods subsequent to the date of termination, the Employee shall be paid, as severance, an amount which would equal the Employee's total annual compensation for the remainder of the term of the Agreement. In the event of a change in control of the Bank or the Corporation within twelve 912) months of Employee's voluntary termination for good reason or termination by the Bank of Employee's employment for other than just cause, Employee shall be paid the special incentive bonus as provided in
Section 7.10(d)herein, less any amount previously paid to Employee pursuant to this Agreement.

         (f) Unless the  Employee  is  terminated  for just  cause  pursuant  to
Section 7.1 , or Sections 7.4 through 7.7 herein, or pursuant to a termination of employment by the Employee for other than good reason, the Bank shall maintain in full force and effect, for the continued benefit of the Employee for thirty-six (36) months all employee benefit plans and programs in which the Employee was entitled to participate immediately prior to the date of termination, provided that the Employee's continued participation is possible under the general terms and provisions of such plans and programs. Further, the Bank shall pay for the same or similar benefits if such benefits are available to the employee on an individual or group basis as a result of contractual or statutory provisions requiring or permitting such availability including, but


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not limited to, health insurance covered under COBRA. At the Employee's  option, in lieu of continued benefits over future years as provided in this Section 7.10(f), Employee shall be paid a lump sum payment equal to the present value of each benefits, based upon a discount rate equal to the Federal Funds Rate as published by the Wall Street Journal on the date of termination.

         (g) Employee shall not be required to mitigate the amount of any payment provided for in Sections 7.10(d) and (e) of this Agreement by seeking other employment or otherwise.

         (h) Notwithstanding the foregoing or anything contained herein to the contrary, in no event shall the total amount of payments made under this Agreement on account of termination under Subsection 8(a) (vi) above exceed the aggregate present value of three times the "base amount" minus one dollar. "Base amount" means the average annualized compensation income from the Company includible in the Executive's gross income for Federal income tax purposes over the five-year period preceding the year in which the Executive's employment is terminated. This paragraph, and the language therein, shall be interpreted consistently with Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder.

                               VIII. MISCELLANEOUS

         Section 8.1 Notwithstanding anything to the contrary herein contained, the payment or obligation to pay any monies, or granting of any rights or privileges to the Employee as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Employee now has under any plan or benefit presently outstanding.

         Section 8.2 This Agreement may not be modified, changed, amended, or altered except in writing signed by the Employee or by his duly authorized representative, and by a duly authorized representative of the Bank.

         Section 8.3 All notices given or required to be given herein shall be in writing, sent by United States first-class certified or registered mail, postage prepaid, by way of overnight carrier or by hand delivery. If to the Employee (or to the Employee's spouse or estate upon the Employee's death) notice shall be sent to Employee's last-known address, and if to the Bank and/or the Corporation, notice shall be sent to the respective corporate headquarters. All such notices shall be effective when deposited in the mail if sent via registered mail, or upon delivery if by hand delivery or sent via overnight carrier. Either party, by notice in writing, may change or designate the place for receipt of all such notices.

         Section 8.4 No course of conduct by the Bank, the Corporation or the Employee and no delay or omission of the Bank, the Corporation or the Employee to exercise any right or power given under this Agreement shall: (i) impair the subsequent exercise of any right or power, or (ii) be construed to be a waiver of any default or any acquiescence in or consent to the curing of any default while any other default shall continue to exist, or be construed to be a waiver of such continuing default or of any other right or power that shall theretofore have arisen. Any power and/or remedy granted by law and by this Agreement to any


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party hereto may be exercised  from time to time,  and as often as may be deemed expedient. All such rights and powers shall be cumulative to the fullest extent permitted by law.

         Section 8.5 The "Effective Date" of this Agreement shall be retroactive to September 1, 1995.

         Section 8.6 All references herein to particular sections of a statute, rule or regulation or to a particular disclosure item or schedule shall also be deemed to be a reference to any successor section, statute, rule, regulation, disclosure item or schedule.

         Section 8.7 The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         Section 8.8 This Agreement supersedes and replaces all previous employment agreements or amendments thereto among the Bank, the Corporation and the Employee.


                              IX. SUCCESSORS, ETC.

         Section 9.1 This Agreement shall inure to the benefit of and be binding upon the Employee, and to the extent applicable, his heirs, assigns, executors, and personal representatives, and to the Bank and the Corporation, their successors, and assigns, including, without limitation, any person, partnership, or corporation which may acquire all or substantially all of the Bank's or the Corporation's assets and business, or with or into which the Bank or the Corporation may be consolidated or merged, and this provision shall apply in the event of any subsequent merger, consolidation, or transfer, unless such merger or consolidation or subsequent merger or consolidation is a transaction of the type which would result in termination under Sections 7.6 and 7.7 herein.

         Section 9.2 This Agreement is personal to each of the parties and neither party may assign or delegate any of their rights or obligations under this Agreement without the prior written consent of the other party.

                           X. APPLICABLE LAW AND VENUE

         Section 10.1 This Agreement shall be governed in all respects and be interpreted by and under the laws of Florida, except to the extent that such law may be preempted by applicable federal law, including regulations, opinions or orders duly issued by the OTS or FDIC ("Federal Law"), in which event this Agreement shall be governed and be interpreted by and under Federal Law.

         Section 10.2 The venue for any litigation concerning the enforcement of this Agreement or a breach of this Agreement shall be Orange County, Florida.



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




         IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Agreement on this 4th day of September, 1997.


                                                              FEDERAL TRUST BANK



__________________________                       By:___________________________
        Witness                                    George W. Foster, Director on
                                                             behalf of the Board


                                                       FEDERAL TRUST CORPORATION



__________________________                       By:___________________________
Witness                                              George W. Foster, Director,
                                                          on behalf of the Board

__________________________                          ___________________________
Witness                                                      James V. Suskiewich
                                                                      (Employee)

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